SUPPLEMENT TO THE
FIDELITY U.S. EQUITY
INDEX PORTFOLIO
PROSPECTUS
DATED APRIL 19, 1996
Effective October 21, 1996, the following disclosure supplements the information found in the section entitled "Securities and Investment Practices" beginning on page P-9:
       CASH MANAGEMENT.    The fund may invest in money market securities,
in a pooled account of repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
Effective September 30, 1996, the following disclosure replaces the similar information in the "Selling Shares in Writing" discussion in the "How to Sell Shares" section found on page P-14 of the fund's prospectus.
Mail your letter to the following address:

Fidelity Investments
P.O. Box 770002
Cincinnati, OH 45277-0081

SUPPLEMENT TO THE FIDELITY U.S. EQUITY INDEX PORTFOLIO
A FUND OF FIDELITY INSTITUTIONAL TRUST
 STATEMENT OF ADDITIONAL INFORMATION
DATED APRIL 19, 1996
Effective October 21, 1996, the following information replaces the fund's non-fundamental limitation (v) found in the "Investment Policies and Limitations" section on page 3.
The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply (i) to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation or merger, or (ii) to securities of other open-end investment companies managed by FMR or a successor or affiliate purchased pursuant to an exemptive order granted by the SEC.